Exhibit 10.10



                                 AMENDMENT NO. 1
                                       TO
                          $6.2 MILLION CREDIT AGREEMENT


     THIS AMENDMENT is dated as of December 18, 2006, and relates to the $6,200,000 Credit Agreement dated as of November 22, 2006, among STANFORD CAPITAL HOLDINGS, INC., a Delaware corporation, as Lender and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation ("ALHI"), TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership, COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company, COSTA BLANCA III REAL ESTATE, LLC, a Florida limited liability company, TDS TOWN HOMES (PHASE 2) LLC, a Florida limited liability company, and TDS CLUBHOUSE, INC., a Florida corporation, as Borrowers (the "Agreement").

     1. Terms defined in the Credit Agreement are used herein as defined therein.

     2. Section 2.3 of the Agreement is hereby amended to replace $4.3 million with $5.42 million.

     3. Except as expressly amended herein, all terms and provisions of the Agreement shall remain in full force and effect.

                             "BORROWERS"

                             AMERICAN  LEISURE  HOLDINGS,  INC.,

                             By:/s/ Malcolm J. Wright
                                   -------------------------------------
                             Its: Chief Executive Officer
                                  -------------------------------------
                             Address: 2460 Sand Lake Road, Orlando, FL 32809
                                      --------------------------------------

                             TIERRA DEL SOL RESORT (PHASE 2), LTD

                             By: /s/ Malcolm J. Wright
                                -------------------------------------
                             Its: Manager of its General Partner
                                -------------------------------------
                             Address:2460 Sand Lake Road, Orlando, FL 32809
                                     -------------------------------------

                             COSTA BLANCA II REAL ESTATE, LLC

                             By: /s/ Malcolm J. Wright
                                -------------------------------------
                             Its: Manager
                                 -------------------------------------
                             Address: 2460 Sand Lake Road, Orlando, FL 32809
                                     ---------------------------------------


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                             COSTA BLANCA III REAL ESTATE, LLC

                             By: /s/ Malcolm J. Wright
                                 -------------------------------------
                             Its: Manager
                                 -------------------------------------
                             Address: 2460 Sand Lake Road, Orlando, FL 32809
                                     ---------------------------------------

                             TDS TOWN HOMES (PHASE 2), LLC

                             By: /s/ Malcolm J. Wright
                                -------------------------------------
                             Its: Manager
                                -------------------------------------
                             Address: 2460 Sand Lake Road, Orlando, FL 32809
                                    ----------------------------------------

                             TDS CLUBHOUSE, INC.

                             By: /s/ Malcolm J. Wright
                                -------------------------------------
                             Its:  President
                                -------------------------------------
                             Address: 2460 Sand Lake Road, Orlando, FL 32809
                                     ---------------------------------------

                             "LENDER"

                             STANFORD VENTURE CAPITAL HOLDINGS, INC.


                             By:
                                -------------------------------------
                             Its:
                                -------------------------------------
                             Address:
                                    -------------------------------------

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